EXHIBIT 10.18





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                                    GUARANTY

                             (Orville Gregory Allen)

         THIS GUARANTY ("Guaranty")is made as of the 10th day of July, 2000, by Guarantor (as hereinafter defined) for the benefit of Bank (as hereinafter defined).

         1. Definitions. As used in this Guaranty, the following terms shall have the meanings indicated below:

                  (a) The term "Bank" shall mean BANK ONE, TEXAS, NATIONAL ASSOCIATION, whose address for notice purposes is the following:

                              Bank One, Texas, N.A.
                           1717 Main Street, 4th Floor
                       Dallas, Dallas County, Texas 75201
                             Attn: Reed V. Thompson

                  (b) The term "Borrower" (whether one or more) shall mean the following:

                    Avatar Systems, Inc., a Texas corporation

                  (c) The term "Guarantor" shall mean Orville Gregory Allen, whose address for notice purposes is the following:

                             c/o Eland Energy, Inc.
                      8150 N. Central Expressway, Suite 400
                               Dallas, Texas 75206
                           Telefax No.: (214) 365-0440

                  (d) The  term  "Guaranteed  Indebtedness"  shall  mean (i) all principal  indebtedness  owing  by  Borrower  to Bank now  existing  or hereafter arising under or evidenced by that certain Amended and Restated Loan Agreement dated as of even date herewith and executed by and between Borrower and Bank ("Loan Agreement"); (ii) all accrued but unpaid interest on any of the indebtedness owing under the instrument(s) or agreement(s) described in (i) above, (iii) all obligations of Borrower to Bank under any documents evidencing, securing, governing and/or pertaining to all or any part of the indebtedness described in (i) and (ii) above, (iv) all costs and expenses incurred by Bank in connection with the collection and administration of all or any part of the indebtedness and obligations described in (i), (ii) and (iii) above or the protection or preservation of, or realization upon, the collateral securing all or any part of such indebtedness and obligations, including without limitation all reasonable attorneys' fees, and (v) all renewals, extensions, modifications and rearrangements of the indebtedness and obligations described in (i), (ii), (iii) and (iv) above.

         2.  Obligation  . As an  inducement  to Bank to  enter  into  the  Loan
Agreement or extend or continue to extend credit and other financial accommodations to Borrower, Guarantor, for value received, does hereby unconditionally and absolutely guarantee the prompt and full payment and performance of the Guaranteed Indebtedness when due or declared to be due and at all times thereafter.

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         3. Character of Obligations.

                  (a) This is an absolute, continuing and unconditional Guaranty of payment and not of collection and if at any time or from time to time there is no outstanding Guaranteed Indebtedness, the obligations of the Guarantor with respect to any and all Guaranteed Indebtedness of Borrower to Bank incurred thereafter shall not be affected. This Guaranty and the Guarantor's obligations hereunder are irrevocable and in the event of Guarantor's death, shall be binding upon Guarantor's estate pursuant to paragraph 10 herein. All of the Guaranteed Indebtedness shall be conclusively presumed to have been made or acquired in acceptance hereof, Guarantor shall be primarily liable, jointly and severally, with Borrower and any other guarantor of all or any part of the Guaranteed Indebtedness.

                  (b) Bank may, at its sole discretion and without impairing its right hereunder, apply any payments on the Guaranteed Indebtedness that Bank receives to that portion of the Guaranteed Indebtedness, if any, not guaranteed hereunder.

                  (c) Guarantor agrees that Guarantor's obligations hereunder shall not be released, diminished, impaired, reduced or affected by the existence of any other guaranty or the payment by any other guarantor of all or any part of the Guaranteed Indebtedness and, in the event paragraph 2 above partially limits Guarantor's obligations under this Guaranty,. Guarantor's obligations hereunder shall continue until Bank has received payment in full of the Guaranteed Indebtedness.

                  (d) Guarantor's obligations hereunder shall not be released, diminished, impaired, reduced or affected by, nor shall any provision contained herein be deemed to be a limitation upon, the amount of credit which Bank may extend to Borrower, the number of transactions between Bank and Borrower, payments by Borrower to Bank or Bank's allocation of payments by Borrower.

         4. Representations and Warranties. Guarantor hereby represents and warrants the following to Bank:

                  (a) Guarantor is a stockholder of Borrower,  and this Guaranty
         may  reasonably  be  expected  to  benefit,   directly  or  indirectly,
         Guarantor;

                  (b) Guarantor is familiar with, and has independently reviewed the books and records regarding, the financial condition of Borrower and is familiar with the value of any and all collateral intended to be security for the payment of all or any part of the Guaranteed Indebtedness; provided, however, Guarantor is not relying on such financial condition or collateral as an inducement to enter into this Guaranty;

                  (c) Guarantor has adequate means to obtain from Borrower on a continuing basis information concerning the financial condition of Borrower and Guarantor is not relying on Bank to provide such information to Guarantor either now or in the future;

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                  (d) Guarantor has the power and authority to execute,  deliver and perform this Guaranty and any other agreements executed by Guarantor contemporaneously herewith, and the execution, delivery and performance of this Guaranty and any other agreements executed by Guarantor contemporaneously herewith does not and will not violate (i) any agreement or instrument to which Guarantor is a party or (ii) any law, rule, regulation or order of any governmental authority to which Guarantor is subject;

                  (e)   Neither   Bank  nor  any   other   party  has  made  any
         representation, warranty or statement to Guarantor in order to induce Guarantor to execute this Guaranty;

                  (f) The financial statements and other financial information regarding Guarantor heretofore and hereafter delivered to Bank are and shall be true and correct in all material respects and fairly present the financial position of Guarantor as of the dates thereof, and no material adverse change has occurred in the financial condition of Guarantor reflected in the financial statements and other financial information regarding Guarantor heretofore delivered to Bank since the date of the last statement thereof-, and

                  (g) As of the date hereof, and after giving effect to this Guaranty and the obligations evidenced hereby, (i) Guarantor is and will be solvent, (ii) the fair saleable value of Guarantor's assets exceeds and will continue to exceed Guarantor's liabilities (both fixed and contingent), and (iii) Guarantor is and will continue to be able to pay Guarantor's debts as they mature.

         5. Covenants. Guarantor hereby covenants and agrees with Bank as follows:

                  (a) Guarantor shall not, so long as Guarantor's obligations under this Guaranty continue, transfer or pledge any material portion of Guarantor's assets for less than full and adequate consideration;

                  (b) Guarantor shall promptly famish to Bank (i) at any time and from time to time such financial statements and other financial information of Guarantor as the Bank may require and (ii) within ninety
         (90) days after the end of each calendar year, or, if sooner, within one year after the delivery of a prior personal financial statement acceptable to Bank, the personal financial statement of Guarantor, each in form and substance satisfactory to Bank;

                  (c) Guarantor shall comply with all terms and provisions of the instruments and agreements evidencing, governing and securing all or any part of the Guaranteed Indebtedness that apply to Guarantor; and

                  (d) Guarantor shall promptly inform Bank of (i) any litigation or governmental investigation against Guarantor or affecting any security for all or any part of the Guaranteed Indebtedness or this Guaranty which, if determined adversely, might have a material adverse effect upon the financial condition of Guarantor or upon such security or might cause a default under any of the instruments or agreements evidencing, governing or securing all or any part of the Guaranteed Indebtedness, (ii) any claim or controversy which might become the subject of such litigation or governmental investigation, and (iii) any material adverse change in the financial condition of Guarantor.

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                  (e) Within  ten (10) days  after a request by Bank,  Guarantor shall  deliver cash (or other  collateral  acceptable  to Bank in their
         sole  and  absolute   discretion)   ("Cash   Collateral")  to  Bank  to
         collateralize 100% of the Guaranteed Indebtedness (a "Collateral Call"). Bank may request one or more Collateral Calls at any time, for any reason and regardless of the existence of a default under the Loan Agreement or any other document. The Cash Collateral shall be held by Bank as security for the Guaranteed Indebtedness and may be applied against the Guaranteed Indebtedness upon any default. Guarantor shall execute and deliver such other documents as Bank shall request pursuant to a Collateral Call.

         6. Consent and Waiver.

                  (a) Guarantor waives (i) promptness, diligence and notice of acceptance of this Guaranty and notice of the incurring of any obligation, indebtedness or liability to which this Guaranty applies or may apply and waives presentment for payment, notice of nonpayment, protest, demand, notice of protest, notice of intent to accelerate, notice of acceleration, notice of dishonor, diligence in enforcement and indulgences of every kind, and (ii) the taking of any other action of Bank, including without limitation giving any notice of default or any other notice to, or making any demand on, Borrower, any other guarantor of all or any part of the Guaranteed Indebtedness or any other party.

                  (b) Guarantor waives any rights Guarantor has under, or any requirements imposed by, Chapter 34 of the Texas Business and Commerce Code, as in effect on the date of this Guaranty or as it may be amended from time to time.

                  (c) Bank may at any time, without the consent of or notice to Guarantor, without incurring responsibility to Guarantor -and without impairing, releasing, reducing or affecting the obligations of Guarantor hereunder: (i) change the manner, place or terms of payment of all or any part of the Guaranteed Indebtedness, or renew, extend, modify, rearrange or alter all or any part of the Guaranteed Indebtedness; (ii) sell, exchange, release, surrender, subordinate, realize upon or otherwise deal with in any manner and in any order any collateral for all or any part of the Guaranteed Indebtedness or this Guaranty or setoff against all or any part of the Guaranteed Indebtedness; (iii) neglect, delay, omit, fail or refuse to take or prosecute any action for the collection of all or any part of the Guaranteed Indebtedness or this Guaranty or to take or prosecute any action in connection with any instrument or agreement evidencing, governing or securing all or any part of the Guaranteed Indebtedness or this Guaranty; (iv) exercise or refrain from exercising any rights against Borrower or others, or otherwise act or refrain from acting;
         (v) settle or compromise all or any part of the Guaranteed Indebtedness and subordinate the payment of all or any part of the Guaranteed
         Indebtedness to the payment of any obligations, indebtedness or liabilities which may be due or become due to Bank or others; (vi) apply any deposit balance, fund, payment, collections through process of law or otherwise or other collateral of Borrower to the satisfaction and liquidation of the indebtedness or obligations of Borrower to Bank not guaranteed under this Guaranty; and (vii) apply any sums paid to Bank by Guarantor, Borrower or others to the Guaranteed Indebtedness in such order and manner as Bank, in its sole discretion, may determine.

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                  (d)  Notwithstanding  any  provision  in this  Guaranty to the contrary, Guarantor hereby waives and releases (i) any and all rights of subrogation, reimbursement, indemnification or contribution which Guarantor may have, after payment in full or in part of the Guaranteed Indebtedness,, against others liable on all or any par-t of the Guaranteed Indebtedness, (ii) any and all rights to be subrogated to the rights of Bank in any collateral or security for all or any part of the Guaranteed Indebtedness after payment in fall or in part of the Guaranteed Indebtedness, and (iii) any and all other rights and claims of such Guarantor against Borrower or any third party as a result of such Guarantor's payment of all or any part of the Guaranteed Indebtedness.

                  (e) Should Bank seek to enforce the obligations of Guarantor hereunder by action in any court or otherwise, Guarantor waives any requirement, substantive or procedural, that (i) Bank first enforce any rights or remedies against Borrower or any other person or entity liable to Bank for all or any part of the Guaranteed Indebtedness, including without limitation that a judgment first be rendered against Borrower or any other person or entity, or that Borrower or any other person or entity should be joined in such cause, or (ii) Bank shall first enforce rights against any collateral which shall ever have been given to secure all or any part of the Guaranteed Indebtedness or this Guaranty. Such waiver shall be without prejudice to Rank's right, at its option, to proceed against Borrower or any other person or entity, whether by separate action or by joinder.

                  (f) In addition to any other waivers, agreements and covenants of Guarantor set forth herein, Guarantor hereby further waives and releases all claims, causes of action, defenses and offsets for any act or omission of Bank, its directors, officers, employees, representatives or agents in connection with Bank's administration of the Guaranteed Indebtedness, except for Bank's willful misconduct and gross negligence.

         7. Obligations Not Impaired.

                  (a) Guarantor  agrees that Guarantor's  obligations  hereunder shall not be released, diminished, impaired, reduced or affected by the occurrence of any one or more of the following events: (i) the death, disability or lack of corporate power of Borrower, Guarantor (except as provided in paragraph 10 herein) or any other guarantor of all or any part of the Guaranteed Indebtedness, (ii) any receivership, insolvency, bankruptcy or other proceedings affecting Borrower, Guarantor or any other guarantor of all or any part of the Guaranteed Indebtedness, or any of their respective property; (iii) the partial or total release or discharge of Borrower or any other guarantor of all or any par-t of the Guaranteed Indebtedness, or any other person or entity from the performance of any obligation contained in any instrument or agreement evidencing, governing or securing all or any part of the Guaranteed Indebtedness, whether occurring by reason of law or otherwise; (iv) the taking or accepting of any collateral for all or any part of the Guaranteed Indebtedness or this Guaranty; (v) the taking or accepting of any other guaranty for all or any part of the Guaranteed Indebtedness; (vi) any failure by Bank to acquire, perfect or continue any lien or security interest on collateral securing all or any part of the Guaranteed Indebtedness or this Guaranty; (vii) the impairment of any collateral securing all or any part of the Guaranteed Indebtedness or this Guaranty; (viii) any failure by Bank to sell any collateral securing all or any part of the Guaranteed Indebtedness or this Guaranty in a commercially reasonable manner or as otherwise required by law; (ix) any invalidity or unenforceability of or defect or deficiency in any instrument or agreement evidencing, governing or securing all or any part of the Guaranteed Indebtedness or this Guaranty; or (x) any other circumstances which might otherwise constitute a defense available to, or discharge of, Borrower or any other guarantor of all or any part of the Guaranteed Indebtedness.

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                  (b)  This  Guaranty  shall  continue  to  be  effective  or be reinstated, as the case may be, if at any time any payment of all or any part of the Guaranteed Indebtedness is rescinded or must other-wise be returned by Bank upon the insolvency, bankruptcy or reorganization of Borrower, Guarantor, any other guarantor of all or any part of the Guaranteed Indebtedness, or otherwise, all as though such payment had not been made.

                  (c) In the event Borrower is a corporation, joint stock association or partnership, or is hereafter incorporated, none of the following shall affect Guarantor's liability hereunder: (i) the unenforceability of all or any part of the Guaranteed Indebtedness against Borrower by reason of the fact that the Guaranteed Indebtedness exceeds the amount permitted by law; (ii) the act of creating all or any part of the Guaranteed Indebtedness is ultra vires; or (iii) the officers or partners creating all or any part of the Guaranteed
         Indebtedness acted in excess of their authority. Guarantor hereby acknowledges that withdrawal from, or termination of, any ownership interest in Borrower now or hereafter owned or held by Guarantor shall not alter, affect or in any way limit the obligations of Guarantor hereunder.

         8. Actions against Guarantor. In the event of a default in the payment or performance of all or any part of the Guaranteed Indebtedness when such Guaranteed Indebtedness becomes due, whether by its terms, by acceleration or otherwise, Guarantor shall, without notice or demand, promptly pay the amount due thereon to Bank, in lawful money of the United States, at Bank's address set forth hereinabove. One or more successive or concurrent actions may be brought against Guarantor, either in the same action in which Borrower is sued or in separate actions, as often as Bank deems advisable. The exercise by Bank of any right or remedy under this Guaranty or under any other agreement or instrument, at law, in equity or otherwise, shall not preclude concurrent or subsequent exercise of any other right or remedy. The books and records of Bank shall be admissible in evidence in any action or proceeding involving this Guaranty and shall be prima facie evidence of the payments made on, and the outstanding balance of, the Guaranteed Indebtedness.

         9. Payment by Guarantor. Whenever Guarantor pays any sum which is or may become due under this Guaranty, written notice must be delivered to Bank contemporaneously with such payment. Such notice shall be effective for purposes of this paragraph when contemporaneously with such payment Bank receives such notice either by: (a) personal delivery to the address and designated department of Bank identified in subparagraph I (a) above, or (b) United States mail, certified or registered, return receipt requested, postage prepaid, addressed to Bank at the address shown in subparagraph l(a) above. In the absence of such notice to Bank by Guarantor in compliance with the provisions hereof, any sum received by Bank on account of the Guaranteed Indebtedness shall be conclusively deemed paid by Borrower.

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         10. Death of  Guarantor.  In the event of the death of  Guarantor,  the obligations of the deceased  Guarantor  under this Guaranty shall continue as an
obligation  against   Guarantor's  estate  as  to  (a)  all  of  the  Guaranteed
Indebtedness that is outstanding on the date of Guarantor's death, and any renewals or extensions thereof, and (b) all loans, advances and other extensions of credit made to or for the account of Borrower on or after the date of Guarantor's death pursuant to an obligation of Bank under a commitment or agreement described in subparagraph I (d) above and made to or with Borrower prior to the date of Guarantor's death. The terms and conditions of this Guaranty, including without limitation the consents and waivers set forth in paragraph 6 hereof, shall remain in effect with respect to the Guaranteed Indebtedness described in the preceding sentence in the same manner as if Guarantor had not died.

         11. Noticed Sale. In the event that Guarantor is entitled to receive any notice under the Uniform Commercial Code, as it exists in the state governing any such notice, of the sale or other disposition of any collateral securing all or any part of the Guaranteed Indebtedness or this Guaranty, reasonable notice shall be deemed given when such notice is deposited in the United States mail, postage prepaid, at the address for Guarantor set forth in subparagraph I (c) above, five (5) days prior to the date any public sale, or after which any private sale, of any such collateral is to be held; provided, however, that notice given in any other reasonable manner or at any other reasonable time shall be sufficient.

         12. Waiver of Bank. No delay on the part of Bank in exercising any right hereunder or failure to exercise the same shall operate as a waiver of such right. In no event shall any waiver of the provisions of this Guaranty be effective unless the same be in writing and signed by an officer of Bank, and then only in the specific instance and for the purpose given.

         13. Successors and Assign. This Guaranty is for the benefit of Bank, its successors and assigns. This Guaranty is binding upon Guarantor's heirs, executors, administrators, personal representatives and successors, including without limitation any person or entity obligated by operation of law upon the reorganization, merger, consolidation or other change in the organizational structure of Guarantor.

         14. Costs and Expenses. Guarantor shall pay on demand by Bank all costs and expenses (including without limitation all reasonable attomeys' fees) incurred by Bank in connection with the preparation, administration, enforcement and/or collection of this Guaranty. This covenant shall survive the payment of the Guaranteed Indebtedness.

         15. Severability. If any provision of this Guaranty is held by a court of competent jurisdiction to be illegal, invalid or enforceable under present or future laws, such provision shall be fully severable, shall not impair or invalidate the remainder of this Guaranty and the effect thereof shall be confined to the provision held to be illegal, invalid or unenforceable.

         16. No Obligation. Nothing contained herein shall be construed as an obligation on the part of Bank to extend or continue to extend credit to Borrower.

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         17.  Amendment.  No  modification or amendment of any provision of this
Guaranty, nor consent to any departure by Guarantor therefrom, shall be effective unless the same shall be in writing and signed by an officer of Bank, and then shall be effective only in the specific instance and for the purpose for which given.

         18. Cumulative Rights. All rights and remedies of Bank hereunder are cumulative of each other and of every other right or remedy which Bank may otherwise have at law or in equity or under any instrument or agreement, and the exercise of one or more of such rights or remedies shall not prejudice or impair the concurrent or subsequent exercise of any other rights or remedies.

         19. Governing Law. THIS GUARANTY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS AND APPLICABLE FEDERAL LAWS.

         20. Venue. This Guaranty has been entered into in the county in Texas where Bank's address for notice purposes is located, and it shall be performable for all purposes in such county. Courts within the State of Texas shall have jurisdiction over any and all disputes arising under or pertaining to this Guaranty and venue for any such disputes shall be in the county or judicial district where the Bank's address for notice purposes is located.

         21. Compliance with Applicable Usury Laws. Notwithstanding any other provision of this Guaranty or of any instrument or agreement evidencing, governing or securing all or any part of the Guaranteed Indebtedness, Guarantor and Bank by its acceptance hereof agree that Guarantor shall never be required or obligated to pay interest in excess of the maximum nonusurious interest rate as may be authorized by applicable law for the written contracts which constitute the Guaranteed Indebtedness. It is the intention of Guarantor and Bank to conform strictly to the applicable laws which limit interest rates, and any of the aforesaid contracts for interest, if and to the extent payable by Guarantor, shall be held to be subject to reduction to the maximum nonusurious interest rate allowed under said law.

         22. Descriptive Headings. The captions in this Guaranty are for convenience only and shall not define or limit the provisions hereof

         23. Gender. Within this Guaranty, words of any gender shall be held and construed to include the other gender.

         24. Entire Agreement. This Guaranty contains the entire agreement between Guarantor and Bank regarding the subject matter hereof and supersedes all prior written and oral agreements and understandings, if any, regarding same; provided, however, this Guaranty is in addition to and does not replace, cancel, modify or affect any other guaranty of Guarantor now or hereafter held by Bank that relates to Borrower or any other person or entity.

ORVILLE GREGORY ALLEN GUARANTY - Page 8

         IN WITNESS WHEREOF, this Guaranty has been duly executed by Guarantor as of the date first above written.


                                              /s/ Orville Gregory Allen
                                         ---------------------------------------
                                         Orville Gregory Allen











ORVILLE GREGORY ALLEN GUARANTY - Page 9